KPMG LLP
Chartered Accountants
300 – 1674 Bertram Street
Kelowna, BC V1Y 9G4
Canada

Telephone (250) 979-7150
Telefax (250) 763-0044
www.kpmg.ca

PRIVATE & CONFIDENTIAL

Securities and Exchange Commission

Washington, D.C. 20549

Ladies and Gentlemen

We were previously principal accountants for Zomex Distribution Inc. (the "Company") and, under date of March 16, 2005, we reported on the balance sheets as of December 31, 2004 and 2003, and the related statements of loss, stockholders' deficiency and comprehensive loss and cash flows for the years then ended and cumulative from inception (August 12, 1998) to December 31, 2004. On October 27, 2005 we notified the Company of our resignation effective immediately. We have read the Company's statements included under Item 4.01 of its Form 8-K dated October 31, 2005, and we agree with such statements.

Very truly yours

(signed) KPMG LLP